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                                                                    Exhibit 10.7

                                                              As Amended Through
                                                               February 18, 1997

                               EXECUTIVE RISK INC.

                         NONQUALIFIED STOCK OPTION PLAN

1.       PURPOSE OF THE PLAN.

                  The purpose of the Executive Risk Inc. Nonqualified Stock Option Plan (the "Plan") is to further the long-term growth in earnings of Executive Risk Inc. (the "Company") by offering special incentives in the form of a nonqualified stock option plan for the benefit of those officers or employees of the Company and of any of its Subsidiaries who will be largely responsible for such growth. It is the express purpose of this Plan to provide such officers and employees with the opportunity to acquire or increase their equity ownership in the Company through the purchase of shares of the Company's Common Stock under a plan which is not designed to meet the requirements of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

2.       DEFINITIONS.

                  The singular shall include the plural and vice versa, and the use of one gender shall be deemed to include the other whenever appropriate.

                  a. Beneficiary - Any person who may, under a Participant's will or under the laws of descent and distribution, including the Participant's personal
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representative, succeed to the Participant's right to exercise any Option by reason of the Participant's death.

                  b. Committee - The Committee appointed by the Board of Directors of the Company pursuant to Section 3 hereof.

                  c. Option - A Participant's right to purchase one or more shares of Stock, as granted and determined in accordance with the provisions of this Plan.

                  d. Option Price - The amount to be paid for the purchase of shares of Stock on exercise of an Option as determined by the Committee in accordance with the provisions of this Plan.

                  e. Employee - Any person, including any officer, employed by the Company or any Subsidiary of the Company.

                  f. Employment - The time period during which any individual is an Employee.

                  g. Participant - An Employee who becomes eligible to participate in this Plan under Paragraph 4 hereof.

                  h. Permanent and Total Disability - The inability of a Participant to engage in his normal employment activity by reason of any medically determined physical or mental impairment that can be expected to result in death or that can be expected to last for a continuous period of not less than 12 months.

                  i. Stock - The Company's $.01 par value common stock.


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                  j. Subsidiary - Any corporation of which 50 percent or more of the combined voting power of all classes of stock is owned by the Company or a Subsidiary of the Company.

3.       ADMINISTRATION OF THE PLAN.

                  a. The Plan shall be administered by a Committee comprised of no fewer than two persons which is a committee of the Board of Directors of the Company or a subcommittee thereof. Each Committee member shall be ineligible, and shall have been ineligible for the one-year period prior to appointment thereto, for selection as a person to whom stock options or other equity securities of the Company may be granted or awarded pursuant to the Plan or, solely to the extent necessary to be deemed a "disinterested person" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"), pursuant to any similar plan of the Company or any affiliate of the Company. In addition, each Committee member shall satisfy the requirements of an "outside director" within the meaning of Section 162(m) of the Code.

                  b. Subject to the provisions of the Plan, the Committee shall have exclusive power to select the Employees to be granted Options pursuant to the Plan, to determine the number of shares of Stock to be covered by any Option, to determine the Option Price for any Stock, and to determine the conditions subject to which Options may be granted or exercised. Notwithstanding the foregoing, the maximum


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number of aggregate shares of Common Stock that may be subject to Options granted to any Participant under the Plan shall be 750,000 shares, subject to adjustment as provided in Section 12c hereof.

                  c. Decisions and determinations by the Committee shall be final and binding upon all parties, including stockholders, Participants, Beneficiaries, and other Employees. The Committee shall have the authority to interpret the Plan, to establish and revise rules and regulations relating to the Plan, and to make any other determinations that it believes necessary or advisable for the administration of the Plan.

                  d. It is the intent of the Company that the Plan comply in all respects with Section 162(m) of the Code with respect to persons who are or may become "covered employees" within the meaning of Section 162(m) of the Code, that any ambiguities or inconsistencies in constructions of the Plan be interpreted to give effect to such intention and that if any provision of the Plan is found not to be in compliance with Section 162(m) of the Code, such provisions shall be deemed null and void to the extent required to permit the Plan to comply with Section 162(m) of the Code. The Committee may adopt rules and regulations under the Plan in furtherance of the intent of the foregoing.

4.       PARTICIPATION.

                  Participants in the Plan shall be selected by the Committee from among the Employees.


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5.       EFFECTIVE DATE AND TERMINATION OF PLAN.

                  a. The Plan shall become effective upon its adoption by the Board of Directors of the Company.

                  b. The Plan shall terminate ten years after the date on which it is adopted by the Board of Directors of the Company, but the Board of Directors may terminate the Plan at any time prior thereto. Termination of the Plan under this Section 5b shall not alter or impair any of the rights or obligations under any option previously granted under the Plan without the consent of the holder of the option.

6.       LIMITATIONS ON NUMBER OF SHARES SUBJECT TO OPTIONS.

                  The number of shares of Stock that may be issued pursuant to Options granted under this Plan shall not exceed 3,000,000 shares. If any Options granted under this Plan expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such expired or terminated Options may again be optioned under this Plan, subject to its terms.

7.       DURATION OF OPTIONS.

                  Options granted to Participants shall be exercisable within 121 months after the date of grant or within such shorter period as may be determined by the Committee.

8.       OPTION PRICE.

                  The Option Price for each share of Stock subject to any Option granted to Participants shall be determined by the Committee in its sole discretion.


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9.       TERMS OF EXERCISE.

                  a. Medium of Payment. The Option Price for shares purchased through the exercise of an Option shall be payable either in cash or in shares of Stock, as determined by the Committee.

                  b. Transferability of Options. All Options shall be nontransferable except (i) upon the Participant's death, by the Participant's will or the laws of descent and distribution or (ii) on a case-by-case basis as may be approved by the Committee in its discretion, in accordance with the terms provided below. Each Option Agreement shall provide that the Participant may, during his lifetime and subject to the prior approval of the Committee at the time of proposed transfer, transfer all or part of the Option to a Permitted Transferee (as defined below), provided that such transfer is made by the Participant for estate or tax planning purposes or for donative purposes and no consideration (other than nominal consideration) is received by the Participant therefor. The transfer of an Option shall be subject to such other terms and conditions as the Committee may in its discretion impose from time to time, including a condition that the portion of the Option to be transferred be vested and exercisable by the Participant at the time of transfer. Subsequent transfers of an Option transferred under this paragraph 9.b. shall be prohibited other than by will or the laws of descent and distribution upon the death of the transferee.


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                  For purposes hereof, a "Permitted Transferee" shall be any member of the Participant's immediate family or a charitable institution (each as defined below), or a trust for the exclusive benefit of such immediate family members or charitable institution, or to a partnership, corporation or limited liability company the equity interests of which are owned exclusively by the Participant and/or one or more members of his immediate family. For purposes of the preceding definition, (i) the "immediate family" of the Participant shall mean and include the Participant's spouse, any descendant of the Participant or his spouse (including descendants by adoption), and any descendant of either parent of the Participant (including descendants by adoption), and (ii) a "charitable institution" shall mean and include any organization described in each of sections 170(b)(1)(A), 170(c), 2055(a) and 2522(a) of the Code, as well as any charitable remainder trust created under section 664 of the Code, the income beneficiary of which is a member of the Participant's immediate family or a trust or other entity described above in this paragraph (b).

                  c. Transferability of Stock. All Options shall be granted on the condition that the Participant shall not resell any Stock purchased by the exercise of an Option except in compliance with all applicable state and federal securities laws and regulations. Unless there is a registration statement in effect with respect to the resale of Stock subject to an Option held by the Participant, each


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Participant shall, prior to the exercise of any Option, deliver to the Company a written representation in form satisfactory to the Committee that it is his intention to acquire the shares for investment and not for resale, and each Participant shall, prior to any transfer of Stock purchased through the exercise of an Option, advise the Company of the proposed transfer and demonstrate, to the satisfaction of the Committee, that such transfer is in compliance with such laws and regulations.

                  d. Waiting period. An Option granted under the Plan shall be exercisable in installments as follows: to the extent of 20 percent of the number of shares originally covered thereby on the later of the date the Plan becomes effective or the date on which the Participant holding such Option becomes an Employee, and, to the extent of an additional 20 percent of the number of such shares, on each of the first, second, third and fourth anniversaries of the date on which such Participant becomes an Employee and such installments shall be cumulative. Notwithstanding the foregoing, the Committee, in its sole discretion, may prescribe a different installment exercise provision in an Option Agreement for an Option granted to a Participant under the Plan.

                  e. Other Terms. The Committee shall have the power to determine such additional terms for the exercise of Options not inconsistent with the terms of this Plan as it deems appropriate.


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10.      TERMINATION OF EMPLOYMENT.

                  a. For Reasons Other Than Death, Disability or Retirement. If any Participant's Employment should terminate for any reason other than his death, his Permanent and Total Disability or his Retirement (as defined below) at a time when one or more of the Participant's Options remains outstanding, then each such Option shall terminate on the earlier to occur of (i) the date of expiration of the Option provided in the Option Agreement or (ii) the date that is three months after the date of such termination of Employment.

                  b. Participant's Death, Disability or Retirement. If a Participant's Employment is terminated by reason of his death, Permanent and Total Disability or his Retirement (as defined below) at a time when one or more of his Options remains outstanding, then each such Option shall terminate on the earlier to occur of (i) the date of expiration of the Option provided in the Option Agreement or (ii) three years after the date of his death, Permanent and Total Disability or Retirement. In the event of the Participant's death, the Option shall be exercisable by the Participant's Beneficiary. For purposes hereof, "Retirement" means termination of employment with the Company (x) at age 65 or greater or (y) at age 50 or greater so long as the Participant's age plus his full years of employment (measured based on 12 full calendar months of


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service) by the Company or any Subsidiary equals or exceeds 60.

                  c. Notwithstanding the foregoing provisions of this Section 10, but subject to the provisions of Section 7, the Committee, in its sole discretion, may provide in an Option Agreement for any shorter or longer exercise period upon termination of employment for any reason, and may extend the date upon which any Option may expire in the event of a Participant's termination of employment for any reason.

11.      OPTION AGREEMENT.

                  Upon the grant of any Option hereunder, the Participant shall be required to sign an Option Agreement, in such form as shall be prescribed by the Committee, reflecting the terms and conditions of the Option. Each such Option Agreement shall refer to this Plan and shall give notice to the Participant that all Options are subject to the terms and conditions of this Plan.

12.      MISCELLANEOUS PROVISIONS.

                  a. This Plan shall be governed by, and construed in accordance with Delaware law.

                  b. No Employee or other person shall have any claim or right to become a Participant of this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving to any Employee any right to remain employed.


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                  c. In the event that there is any change in the Stock through merger, consolidation, reorganization, recapitalization or otherwise, or if there shall be any dividend on the Stock payable in such stock or if there shall be a stock split, combination of shares or other changes in the Company's capital structure, the number of shares available for option under this Plan shall be proportionately adjusted by the Committee to reflect any such change and the shares subject to Options previously granted and the price per share in each Option shall be proportionately adjusted by the Committee as it deems equitable, in its absolute discretion, to prevent dilution or enlargement of the Participant's rights under the Option. The issuance of stock for consideration and the issuance of stock rights shall not be considered a change in the Company's capital structure. No adjustment provided for in this paragraph shall require the issuance of any fractional share.

                  d. The Company shall at all times during the term of this Plan reserve and keep available an amount of Stock sufficient to satisfy the requirements of this Plan, and shall pay all fees and expenses necessarily incurred by the Company in connection with the exercise of Options granted hereunder. In addition, to the extent that the Stock is registered pursuant to any Federal or State securities statutes and/or listed on any national, regional or local stock exchange, the Company shall cause any and all


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Stock issued or to be issued under this Plan to be so registered and/or listed, at the sole expense of the Company.

                  e. The Board of Directors of the Company may at any time terminate or amend this Plan in any respect; provided that the approval of the Company's stockholders will be required for any amendment that (i) changes the class of persons eligible for the grant of an Option under the Plan, (ii) increases (other than as described in Section 12c hereof) either the maximum number of shares of Common Stock subject to Options granted under the Plan (as described in Section 6 hereof) or the maximum number of shares of Common Stock that may be subject to Options granted to any Participant (as described in Section 3.b hereof), (iii) materially increases the benefits accruing to Participants under the Plan, within the meaning of Rule 16b-3 under the Exchange Act, or (iv) otherwise requires stockholder approval to comply with the provisions of Rule 16b-3 under the Exchange Act or Section 162(m) of the Code. Any such approval shall be by the affirmative votes of the stockholders of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with applicable state law and the Certificate of Incorporation and By-Laws of the Company. Notwithstanding the foregoing, no amendment or modification of the Plan shall in any manner affect any Option theretofore granted without the consent of the Optionee or his Beneficiary.


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